                                                        Exhibit 99.8
--------------------------------------------------------------------------------
                                                        Monthly Operating Report
-------------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS
-------------------------------------------

-------------------------------------------
CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96
-------------------------------------------

-------------------------------------------
JUDGE: BARBARA J. HOUSER
-------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: MAY 31, 2002


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Drew Keith                                     CHIEF FINANCIAL OFFICER
--------------------------------------------       -----------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                            TITLE

DREW KEITH                                                       6/20/2002
--------------------------------------------       -----------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                  DATE

PREPARER:

/s/ Kevin K. Craig                                 CONTROLLER, KITTY HAWK INC.
--------------------------------------------       -----------------------------
ORIGINAL SIGNATURE OF PREPARER                                     TITLE

KEVIN K. CRAIG                                                   6/20/2002
--------------------------------------------       -----------------------------
PRINTED NAME OF PREPARER                                           DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report
-------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                      ACCRUAL BASIS-1
-------------------------------------

-------------------------------------
CASE NUMBER: 400-42148-BJH-11                          02/13/95, RWD, 2/96
-------------------------------------

--------------------------------------------------------------
COMPARATIVE BALANCE SHEET
----------------------------------------------------------------------------------------------------------------
                                                  SCHEDULE         MONTH              MONTH             MONTH
                                                              --------------------------------------------------
ASSETS                                             AMOUNT       APRIL, 2002         MAY, 2002        JUNE, 2002
----------------------------------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH                      $           0      $          0      $          0                $0
----------------------------------------------------------------------------------------------------------------
2.  RESTRICTED CASH                        $           0      $    263,986      $     66,363                $0
----------------------------------------------------------------------------------------------------------------
3.  TOTAL CASH                             $           0      $    263,986      $     66,363                $0
----------------------------------------------------------------------------------------------------------------
4.  ACCOUNTS RECEIVABLE (NET)              $           0      $          0      $          0                $0
----------------------------------------------------------------------------------------------------------------
5.  INVENTORY                              $           0      $          0      $          0                $0
----------------------------------------------------------------------------------------------------------------
6.  NOTES RECEIVABLE                       $           0      $          0      $          0                $0
----------------------------------------------------------------------------------------------------------------
7.  PREPAID EXPENSES                       $           0      $          0      $          0                $0
----------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                     ($33,904,344)         ($86,579)     $    111,263                $0
----------------------------------------------------------------------------------------------------------------
9.  TOTAL CURRENT ASSETS                    ($33,904,344)     $    177,407      $    177,626                $0
----------------------------------------------------------------------------------------------------------------
10. PROPERTY, PLANT & EQUIPMENT            $  81,907,719      $  1,185,175      $  1,185,175                $0
----------------------------------------------------------------------------------------------------------------
11. LESS: ACCUMULATED
    DEPRECIATION/DEPLETION                 $  33,669,772      $    523,013      $    523,013                $0
----------------------------------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
    EQUIPMENT                              $  48,237,946      $    662,162      $    662,162                $0
----------------------------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS                      $           0      $          0      $          0                $0
----------------------------------------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)             $           0      $          0      $          0                $0
----------------------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)                    $           0      $          0      $          0                $0
----------------------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                           $  14,333,602      $    839,569      $    839,788                $0
----------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE                                          $          0      $          0                $0
----------------------------------------------------------------------------------------------------------------
18. TAXES PAYABLE                                             $          0      $          0                $0
----------------------------------------------------------------------------------------------------------------
19. NOTES PAYABLE                                             $          0      $          0                $0
----------------------------------------------------------------------------------------------------------------
20. PROFESSIONAL FEES                                         $          0      $          0                $0
----------------------------------------------------------------------------------------------------------------
21. SECURED DEBT                                              $          0      $          0                $0
----------------------------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)                                        ($5,739,653)      ($5,739,566)               $0
----------------------------------------------------------------------------------------------------------------
23. TOTAL POSTPETITION
    LIABILITIES                                                ($5,739,653)      ($5,739,566)               $0
----------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------
24. SECURED DEBT                           $   2,811,382      $          0      $          0                $0
----------------------------------------------------------------------------------------------------------------
25. PRIORITY DEBT                          $           0      $          0      $          0                $0
----------------------------------------------------------------------------------------------------------------
26. UNSECURED DEBT                         $           0      $          0      $          0                $0
----------------------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)                    $   1,300,001      $  2,399,516      $  2,399,516                $0
----------------------------------------------------------------------------------------------------------------
28. TOTAL PREPETITION LIABILITIES          $   4,111,383      $  2,399,516      $  2,399,516                $0
----------------------------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                      $   4,111,383       ($3,340,137)      ($3,340,050)               $0
----------------------------------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY             $           0      $ 12,789,185      $ 12,789,185                $0
----------------------------------------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)                                           ($8,609,479)      ($8,609,347)               $0
----------------------------------------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)                                      $          0      $          0
----------------------------------------------------------------------------------------------------------------
33. TOTAL EQUITY                           $           0      $  4,179,706      $  4,179,838                $0
----------------------------------------------------------------------------------------------------------------
34. TOTAL LIABILITIES &
    OWNERS' EQUITY                         $   4,111,383      $   $839,569      $    839,788                $0
----------------------------------------------------------------------------------------------------------------
                                                              $          0      $          0                $0
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS-2
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96
--------------------------------------------

------------------------------------
INCOME STATEMENT
---------------------------------------------------------------------------------------------------------
                                                MONTH              MONTH           MONTH
                                           ------------------------------------------------------ QUARTER
REVENUES                                      APRIL, 2002        MAY, 2002      JUNE, 2002         TOTAL
---------------------------------------------------------------------------------------------------------
1.  GROSS REVENUES                                   $0              $  0              $0          $  0
---------------------------------------------------------------------------------------------------------
2.  LESS: RETURNS & DISCOUNTS                        $0              $  0              $0          $  0
---------------------------------------------------------------------------------------------------------
3.  NET REVENUE                                      $0              $  0              $0          $  0
---------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------------
4.  MATERIAL                                         $0              $  0              $0          $  0
---------------------------------------------------------------------------------------------------------
5.  DIRECT LABOR                                     $0              $  0              $0          $  0
---------------------------------------------------------------------------------------------------------
6.  DIRECT OVERHEAD                                  $0              $  0              $0          $  0
---------------------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD                         $0              $  0              $0          $  0
---------------------------------------------------------------------------------------------------------
8.  GROSS PROFIT                                     $0              $  0              $0          $  0
---------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------
9.  OFFICER/INSIDER COMPENSATION                     $0              $  0              $0          $  0
---------------------------------------------------------------------------------------------------------
10. SELLING & MARKETING                              $0              $  0              $0          $  0
---------------------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE                         $0              $  0              $0          $  0
---------------------------------------------------------------------------------------------------------
12. RENT & LEASE                                     $0              $  0              $0          $  0
---------------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)                              $0              $  0              $0          $  0
---------------------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES                         $0              $  0              $0          $  0
---------------------------------------------------------------------------------------------------------
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE                                 $0              $  0              $0          $  0
---------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT. LIST)                 $0             ($218)             $0         ($218)
---------------------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT. LIST)                $0              $  0              $0          $  0
---------------------------------------------------------------------------------------------------------
18. INTEREST EXPENSE                                 $0              $  0              $0          $  0
---------------------------------------------------------------------------------------------------------
19. DEPRECIATION/DEPLETION                           $0              $  0              $0          $  0
---------------------------------------------------------------------------------------------------------
20. AMORTIZATION                                     $0              $  0              $0          $  0
---------------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)                              $0              $  0              $0          $  0
---------------------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES                      $0             ($218)             $0         ($218)
---------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES                                $0              $  0              $0          $  0
---------------------------------------------------------------------------------------------------------
24. U.S. TRUSTEE FEES                                $0              $  0              $0          $  0
---------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                              $0              $  0              $0          $  0
---------------------------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES                    $0              $  0              $0          $  0
---------------------------------------------------------------------------------------------------------
27. INCOME TAX                                       $0              $ 87              $0          $ 87
---------------------------------------------------------------------------------------------------------
28. NET PROFIT (LOSS)                                $0              $131              $0          $131
---------------------------------------------------------------------------------------------------------
                                                     $0              $  0              $0
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
   ----------------------------------------
   CASE NAME:  AIRCRAFT LEASING, INC.             ACCRUAL BASIS-3
   ----------------------------------------

   ----------------------------------------
   CASE NUMBER:  400-42148-BJH-11                       02/13/95, RWD, 2/96
   ----------------------------------------

   ------------------------------------------------------------------------------------------------------------
   CASH RECEIPTS AND                                 MONTH                    MONTH                  MONTH              QUARTER
                                            -------------------------------------------------------------------
   DISBURSEMENTS                                  APRIL, 2002               MAY, 2002              JUNE, 2002            TOTAL
   ---------------------------------------------------------------------------------------------------------------------------------
   1.     CASH - BEGINNING OF MONTH             $       73,404          $      263,986          $       66,363          $    73,404
   ---------------------------------------------------------------------------------------------------------------------------------
   RECEIPTS FROM OPERATIONS
   ---------------------------------------------------------------------------------------------------------------------------------
   2.     CASH SALES                            $            0          $            0          $            0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   COLLECTION OF ACCOUNTS RECEIVABLE
   ---------------------------------------------------------------------------------------------------------------------------------
   3.     PREPETITION                           $            0          $            0                       0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   4.     POSTPETITION                          $            0          $            0          $            0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   5.     TOTAL OPERATING RECEIPTS              $            0          $            0                       0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   NON - OPERATING RECEIPTS
   ---------------------------------------------------------------------------------------------------------------------------------
   6.     LOANS & ADVANCES (ATTACH LIST)        $            0          $            0          $            0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   7.     SALE OF ASSETS                                     0          $            0          $            0                    0
   ---------------------------------------------------------------------------------------------------------------------------------
   8.     OTHER (ATTACH LIST)                   $      250,000          $       12,850          $            0          $   262,850
   ---------------------------------------------------------------------------------------------------------------------------------
   9.     TOTAL NON-OPERATING RECEIPTS          $      250,000          $       12,850          $            0          $   262,850
   ---------------------------------------------------------------------------------------------------------------------------------
   10.    TOTAL RECEIPTS                        $      250,000          $       12,850          $            0          $   262,850
   ---------------------------------------------------------------------------------------------------------------------------------
   11.    TOTAL CASH AVAILABLE                  $      323,404          $      276,836          $       66,363          $   336,254
   ---------------------------------------------------------------------------------------------------------------------------------
   OPERATING DISBURSEMENTS
   ---------------------------------------------------------------------------------------------------------------------------------
   12.    NET PAYROLL                           $            0          $            0          $            0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   13.    PAYROLL TAXES PAID                    $            0          $            0          $            0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   14.    SALES, USE & OTHER TAXES PAID         $            0          $            0          $            0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   15.    SECURED/RENTAL/LEASES                 $            0          $            0          $            0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   16.    UTILITIES                             $            0          $            0          $            0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   17.    INSURANCE                             $            0          $            0          $            0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   18.    INVENTORY PURCHASES                   $            0          $            0          $            0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   19.    VEHICLE EXPENSES                      $            0          $            0          $            0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   20.    TRAVEL                                $            0          $            0          $            0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   21.    ENTERTAINMENT                         $            0          $            0          $            0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   22.    REPAIRS & MAINTENANCE                 $            0          $            0          $            0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   23.    SUPPLIES                              $            0          $            0          $            0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   24.    ADVERTISING                           $            0          $            0          $            0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   25.    OTHER (ATTACH LIST)                   $            0          $            0          $            0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   26.    TOTAL OPERATING DISBURSEMENTS         $            0          $            0          $            0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   ---------------------------------------------------------------------------------------------------------------------------------
   27.    PROFESSIONAL FEES                     $       59,418          $      210,473          $            0          $   269,891
   ---------------------------------------------------------------------------------------------------------------------------------
   28.    U.S. TRUSTEE FEES                     $            0          $            0          $            0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   29.    OTHER (ATTACH LIST)                   $            0          $            0          $            0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   30.    TOTAL REORGANIZATION EXPENSES         $       59,418          $      210,473          $            0          $   269,891
   ---------------------------------------------------------------------------------------------------------------------------------
   31.    TOTAL DISBURSEMENTS                   $       59,418          $      210,473          $            0          $   269,891
   ---------------------------------------------------------------------------------------------------------------------------------
   32.    NET CASH FLOW                         $      190,582               ($197,623)         $            0              ($7,041)
   ---------------------------------------------------------------------------------------------------------------------------------
   33.    CASH - END OF MONTH                   $      263,986          $       66,363          $       66,363          $    66,363
   ---------------------------------------------------------------------------------------------------------------------------------
                                                $            0          $            0
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Monthly Operating Report

  ------------------------------------------
  CASE NAME:  AIRCRAFT LEASING, INC.            ACCRUAL BASIS-4
  ------------------------------------------

  ------------------------------------------
  CASE NUMBER:  400-42148-BJH-11                   02/13/95, RWD, 2/96
  ------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                            SCHEDULE         MONTH              MONTH             MONTH
                                                        --------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                    AMOUNT             APRIL, 2002          MAY, 2002        JUNE, 2002
----------------------------------------------------------------------------------------------------------------
1.      0-30                                          $0                $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------
2.      31-60                                         $0                $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------
3.      61-90                                         $0                $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------
4.      91+                                           $0                $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------
5.      TOTAL ACCOUNTS RECEIVABLE                     $0                $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------
6.      AMOUNT CONSIDERED UNCOLLECTIBLE               $0                $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------
7.      ACCOUNTS RECEIVABLE (NET)                     $0                $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------

------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                              MONTH: MAY, 2002
                                                                             -----------------------------------
----------------------------------------------------------------------------------------------------------------
                                  0-30        31-60          61-90             91+
TAXES  PAYABLE                    DAYS        DAYS           DAYS              DAYS              TOTAL
----------------------------------------------------------------------------------------------------------------
1.      FEDERAL                         $0            $0                $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------
2.      STATE                           $0            $0                $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------
3.      LOCAL                           $0            $0                $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------
4.      OTHER (ATTACH LIST)             $0            $0                $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------
5.      TOTAL TAXES PAYABLE             $0            $0                $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------
6.      ACCOUNTS PAYABLE                $0            $0                $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------

------------------------------------------

STATUS OF POSTPETITION TAXES                                          MONTH: MAY, 2002
                                                                             -----------------------------------
----------------------------------------------------------------------------------------------------------------
                                           BEGINNING          AMOUNT                              ENDING
                                              TAX           WITHHELD AND/       AMOUNT             TAX
FEDERAL                                    LIABILITY*       OR ACCRUED           PAID            LIABILITY
----------------------------------------------------------------------------------------------------------------
1.      WITHHOLDING**                                 $0                $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------
2.      FICA-EMPLOYEE**                               $0                $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------
3.      FICA-EMPLOYER**                               $0                $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------
4.      UNEMPLOYMENT                                  $0                $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------
5.      INCOME                                        $0                $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------
6.      OTHER (ATTACH LIST)                           $0                $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------
7.      TOTAL FEDERAL TAXES                           $0                $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
----------------------------------------------------------------------------------------------------------------
8.      WITHHOLDING                                   $0                $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------
9.      SALES                                         $0                $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------
10.     EXCISE                                        $0                $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------
11.     UNEMPLOYMENT                                  $0                $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------
12.     REAL PROPERTY                                 $0                $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------
13.     PERSONAL PROPERTY                             $0                $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------
14.     OTHER (ATTACH LIST)                           $0                $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------
15.     TOTAL STATE & LOCAL                           $0                $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------
16.     TOTAL TAXES                                   $0                $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

----------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.              ACCRUAL BASIS-5
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42148-BJH-11                       02/13/95, RWD, 2/96
----------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                             MONTH:  MAY, 2002
----------------------------------------           ------------------------------------------------
BANK RECONCILIATIONS

---------------------------------------------------------------------------------------------------
                                          Account #1      Account #2      Account #3
---------------------------------------------------------------------------------------------------
A.   BANK:
-------------------------------------------------------------------------------------
B.   ACCOUNT NUMBER:                                                                      TOTAL
-------------------------------------------------------------------------------------
C.   PURPOSE (TYPE):
---------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                   $0                                        $     0
---------------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED             $0                                        $     0
---------------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS                 $0                                        $     0
---------------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                      $0                                        $     0
---------------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS                  $0              $0      $        0        $     0
---------------------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN
---------------------------------------------------------------------------------------------------

----------------------------------------
INVESTMENT ACCOUNTS

---------------------------------------------------------------------------------------------------
                                          DATE OF          TYPE OF         PURCHASE       CURRENT
BANK, ACCOUNT NAME & NUMBER               PURCHASE        INSTRUMENT         PRICE         VALUE
---------------------------------------------------------------------------------------------------

7.   BANK ONE TRUST (ESCROW) 6801456800*  1/3/2000       MONEY MARKET     $3,625,000        $     0
---------------------------------------------------------------------------------------------------
8.   HSBC Bank USA (ESCROW) #10-876110    6/19/2000      MONEY MARKET     $3,560,463        $66,363
---------------------------------------------------------------------------------------------------
9.
---------------------------------------------------------------------------------------------------
10.
---------------------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                                      $66,363
---------------------------------------------------------------------------------------------------

----------------------------------------
CASH

---------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                       $     0
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                              $66,363
---------------------------------------------------------------------------------------------------
                                                                                            $     0
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

-------------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                    ACCRUAL BASIS-6
-------------------------------------------

-------------------------------------------
CASE NUMBER: 400-42148-BJH-11                          02/13/95, RWD, 2/96
-------------------------------------------

                                                       MONTH: MAY, 2002

-------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
-------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

---------------------------------------------------------------------------------------------
                                          INSIDERS
---------------------------------------------------------------------------------------------
                                      TYPE OF                AMOUNT             TOTAL PAID
           NAME                       PAYMENT                 PAID               TO DATE
---------------------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
---------------------------------------------------------------------------------------------
2.
---------------------------------------------------------------------------------------------
3.
---------------------------------------------------------------------------------------------
4.
---------------------------------------------------------------------------------------------
5.
---------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                                               $0                   $0
---------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                     PROFESSIONALS
-----------------------------------------------------------------------------------------------------------------------------
                                    DATE OF COURT                                                                   TOTAL
                                  ORDER AUTHORIZING           AMOUNT               AMOUNT        TOTAL PAID       INCURRED
                   NAME                PAYMENT               APPROVED               PAID           TO DATE       & UNPAID *
-----------------------------------------------------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
-----------------------------------------------------------------------------------------------------------------------------
2.
-----------------------------------------------------------------------------------------------------------------------------
3.
-----------------------------------------------------------------------------------------------------------------------------
4.
-----------------------------------------------------------------------------------------------------------------------------
5.
-----------------------------------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO  PROFESSIONALS                                         $0                   $0             $0              $0
-----------------------------------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                            SCHEDULED            AMOUNTS
                                                             MONTHLY              PAID               TOTAL
                                                            PAYMENTS              DURING             UNPAID
                   NAME OF CREDITOR                           DUE                 MONTH            POSTPETITION
---------------------------------------------------------------------------------------------------------------------
1.   FIRST SOURCE BANK (865001)                                $0                   $0                  $0
---------------------------------------------------------------------------------------------------------------------
2.   FIRST SOURCE BANK (RPS)                                   $0                   $0                  $0
---------------------------------------------------------------------------------------------------------------------
3.   FIRST SOURCE BANK (AIA)                                   $0                   $0                  $0
---------------------------------------------------------------------------------------------------------------------
4.                                                                                                      $0
---------------------------------------------------------------------------------------------------------------------
5.                                                                                                      $0
---------------------------------------------------------------------------------------------------------------------
6.   TOTAL                                                     $0                   $0                  $0
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

--------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                  ACCRUAL BASIS-7
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42148-BJH-11                          02/13/95, RWD, 2/96
--------------------------------------

                                                       MONTH: MAY, 2002
                                                             -------------------

--------------------------------------
QUESTIONNAIRE
----------------------------------------------------------------------------------------------------
                                                                             YES          NO
----------------------------------------------------------------------------------------------------
1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                    X
       THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
----------------------------------------------------------------------------------------------------
2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                         X
       OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
----------------------------------------------------------------------------------------------------
3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                               X
       LOANS) DUE FROM RELATED PARTIES?
----------------------------------------------------------------------------------------------------
4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                              X
       THIS REPORTING PERIOD?
----------------------------------------------------------------------------------------------------
5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                    X
       DEBTOR FROM ANY PARTY?
----------------------------------------------------------------------------------------------------
6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                        X
----------------------------------------------------------------------------------------------------
7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                  X
       PAST DUE?
----------------------------------------------------------------------------------------------------
8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                    X
----------------------------------------------------------------------------------------------------
9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                          X
----------------------------------------------------------------------------------------------------
10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                      X
       DELINQUENT?
----------------------------------------------------------------------------------------------------
11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                     X
       REPORTING PERIOD?
----------------------------------------------------------------------------------------------------
12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                     X
----------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

2 a) $210,473 Disbursements to Successor Trustee of (HSBC-Escrow) account for Professional Fees, Transfer to KH Inc & KH Int'l
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--------------------------------------------------------------------------------

--------------------------------------
INSURANCE
----------------------------------------------------------------------------------------------------
                                                                             YES          NO
----------------------------------------------------------------------------------------------------
1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                 X
       NECESSARY INSURANCE COVERAGES IN EFFECT?
----------------------------------------------------------------------------------------------------
2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                 X
----------------------------------------------------------------------------------------------------
3.     PLEASE ITEMIZE POLICIES BELOW.
----------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                     INSTALLMENT PAYMENTS
----------------------------------------------------------------------------------------------------
       TYPE OF                                                                     PAYMENT AMOUNT
        POLICY                 CARRIER                          PERIOD COVERED       & FREQUENCY
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
       SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                         FOOTNOTES SUPPLEMENT
----------------------------------------------

----------------------------------------------
CASE NUMBER: 400-42148-BJH-11                             ACCRUAL BASIS
----------------------------------------------
                                               MONTH:      MAY, 2002
                                                      --------------------------

----------------------------------------------------------------------------------------------------------------
  ACCRUAL BASIS      LINE
   FORM NUMBER      NUMBER                       FOOTNOTE / EXPLANATION
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
        2             13        SFAS 121 Writedown of $5,736,370 of Assets, from USPS W-Net cancel 8/25/01
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
        2             21        Net Loss of $24,383,196 on Transfer of Aircraft & Engines to Bondholders 12/01
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
        3              8        All cash received into the subsidiary cash account is swept
----------------------------------------------------------------------------------------------------------------
                                  each night to Kitty Hawk, Inc. Master Account
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
        3             31        All disbursements (either by wire transfer or check), including payroll, are
----------------------------------------------------------------------------------------------------------------
                                  disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
        4              6        All assessments of uncollectible accounts receivable are done
----------------------------------------------------------------------------------------------------------------
                                  at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
----------------------------------------------------------------------------------------------------------------
                                  down to Inc.'s subsidiaries as deemed necessary.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
        7           Insr 3      All insurance policies are carried in the name of Kitty Hawk, Inc. and its
----------------------------------------------------------------------------------------------------------------
                                  subsidiaries. Therefore, they are listed here accordingly.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Monthly Operating Report

----------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                  ACCRUAL BASIS-Attachment
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42148-BJH-11
----------------------------------------

                                                   MONTH: MAY, 2002
                                                        -------------------


MOR #      ITEM #   LIST OR EXPLANATION

 1 - BS      8      a) $111,263 Intercompany Cummulative Receivable/Payable
                       Balance

 1 - BS     22      a) ($5,739,566) Accrued Federal Income Tax Credit (Post-
                       petition)

 1 - BS     27      a) $2,399,516 Accrued Taxes Payable (Pre-petition)

 2 - IS     13

 2 - IS     16      a) $219 Interest Income (from HSBC-Escrow account)

 2 - IS     21

 3 - CF      8      a) $219 Interest Income (from HSBC -Escrow account)
                    b) $12,631 I/C Transfer to HSBC -Escrow account from KH
                       Int'l Sale Procedes account

 4 - AP     T6      a) Federal Income Taxes are now shown as Other Accrued
                       Liabilities (due to deferred tax credits)

 7 - QA      2      a) $210,473 Disbursement to Successor Trustee of (HSBC-
                       Escrow) account for Professional Fees, Transfer to KH Inc & KH Int'l


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